MERRILL LYNCH AMERICAS INCOME FUND, INC.

                    SUPPLEMENT DATED DECEMBER 16, 1998 TO THE
                         PROSPECTUS DATED APRIL 1, 1998

          The seventh paragraph under "Management of the Fund - Management and Advisory Arrangements" is revised by deleting the entire paragraph and adding the following:

          ROMUALDO ROLDAN is the Fund's Portfolio Manager effective December 1, 1998. Mr. Roldan joined MLAM in June of 1998 as a Vice President of Emerging Markets, Global Fixed Income. Prior to joining MLAM, Mr. Roldan was a Senior Vice President at Santander Investment Securities from 1995 to 1998. Prior to 1995, Mr. Roldan was a Vice President of emerging markets fixed income at J.P. Morgan Securities. Mr. Roldan is primarily responsible for the day-to-day management of the Fund's investment portfolio.



Code     #16802-0498ALL